FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND, SECURITY AGREEMENT (this "Amendment") is made as of the 3rd day of September, 1998 by and among GREENMAN TECHNOLOGIES OF MINNESOTA, INC. ("GTM"), a Minnesota corporation with its principal place of business at 12498 Wyoming Ave., Savage, Minnesota 55378, GREENMAN TECHNOLOGIES OF GEORGIA, INC. ("GTG"), a Georgia corporation with its principal place of business at 138 Sherrel Ave., Jackson, Georgia 30233 (collectively referred to herein as "Borrower"), GREENMAN TECHNOLOGIES, INC., a Delaware corporation ("GTI"), GREENMAN ACQUISITION CORP., a Delaware corporation ("GAC"), ROBERT DAVIS ("DAVIS"), MAURICE NEEDHAM ("NEEDHAM") and JOSEPH LEVANGIE ("LEVANGIE") (GTI, GAC, Davis, Needham and Levangie being collectively referred to herein as "Guarantors") and HELLER FINANCIAL, INC., a Delaware corporation, with offices at 500 West Monroe Street, Chicago, Illinois 60661 ("Lender").

                                    RECITALS:

      A. Pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of January 29, 1998 (the "Loan Agreement"), Lender made the following Loan to Borrowers:

      (i) A Revolving Loan, in the Maximum Revolving Loan Amount of the lesser of (a) 85% of the aggregate (for both Borrowers combined), outstanding amount of Eligible Accounts; or (b) $1,700,000.00 (the "Revolving Loan"); and

      (ii) A Term Loan in an amount equal to the lesser of (a) 80% of the aggregate (for both Borrowers combined), forced liquidation value of Borrower's Equipment, or (b) $1,900,000.00, as evidenced by a Term Note dated as of January 29, 1998 (the "Equipment Note"); and

      (iii) A Term Loan in an amount equal to the lesser of (a) 50% of the aggregate fair market value of either both borrowers' interest in the Real Property, or (b) $1,400,00.00, as evidenced by a Term Note dated as of January 29, 1998 (the "Real Property Note").

      B. The Revolving Loan, Equipment Note and Real Property Note me secured by the Agreement granting Lender a security interest in certain "Collateral", as more particularly described therein, a Multi-State Mortgage, Assignment of Rents and Security Agreement encumbering certain real property located in Scott County, Minnesota (the "Minnesota Mortgage"), a Deed to Secure Debt, Assignment of Rents and Security Agreement encumbering certain real property located in Butts County, Georgia, (the "Georgia Mortgage") and certain Guaranties of Payment dated as of January 29, 1998, executed by each of the Guarantors in favor of Lender (the "Guaranties"). The Agreement, Equipment Note, Real Property Note, Minnesota Mortgage, Georgia Mortgage, the Guaranties and all other documents now or hereafter executed by the Borrowers or the Guarantors to evidence or secure the Loans are sometimes collectively referred to herein as the "Loan Documents".

      C. Borrowers desire to acquire certain assets (the "New Assets") from United Waste Service, Inc. ("United") pursuant to the terms and provisions of an Asset Purchase Agreement dated September 4, 1998 (the "Asset Purchase Agreement") and to finance the acquisition with a Term Loan from Lender secured by the Collateral in accordance with the Agreement. Lender desires to make the new Term Loan to Borrowers for the acquisition of the New Assets, and to modify certain covenants and provisions of the Agreement.

      D. Borrowers and Lender desire to modify the terms and provisions of the Loan Documents as hereinafter provided. The Guarantors desire to join in the execution of this Amendment to acknowledge their consent to the modifications set forth herein.

      NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrowers and Guarantors agree as follows:

      1. Any term defined in the "Loan Documents" (as such term is herein defined) and used in this Amendment shall have the same meaning as assigned to such term in the Loan Documents.

      2. Contemporaneously with the execution of this Agreement and as a condition to Lender's obligation to advance a new $850,000 Term Loan (the "Additional Term Loan") to be used for the acquisition of the New Assets, Borrowers shall cause each of the following conditions to be satisfied:

      (a) The Borrowers shall execute and deliver to Lender a Promissory Note-Equipment dated as of September 3, 1998 in the amount of $850,000.00 (the "Additional Term Loan Note").

      (b) The Borrowers shall cause United to execute and deliver to Lender a Landlord Waiver in form and substance satisfactory to Lender.

      (c) The Borrowers shall, execute and deliver to Lender such UCC statements and other documents as Lender may require to grant and perfect the Lender's security interest in the New Assets. Upon receipt thereof, the New Assets shall become a part of the Collateral securing the Loans, including the Additional Term Loan.

      (d) The Borrowers shall cause the following documents to be delivered to
Lender:

            (i)    Certified copy of the Articles of Incorporation of GTG;
            (ii)   Certificate of Good Standing of GTG;
            (iii) Certified resolution of GTG authorizing execution of this Amendment;
            (iv)   Certified copy of the Certificate of Incorporation of GTM;
            (v)    Certificate of Good Standing of GTM;
            (vi) Certified resolution of GTM authorizing the execution of this Amendment;
            (vii)  Certified copy of the Articles of Incorporation of GAC;
            (viii) Certificate of Good Standing of GAC;
            (ix) Certified resolution of GAC authorizing the acquisition of the New Assets and execution of this Amendment;
            (x)    Certified copy of the Certificate of Incorporation of GTI;
            (xi)   Certificate of Good Standing of GTI;

            (xii) Certified resolution of GTI authorizing the execution of this Amendment; and
            (xiii) An opinion letter of Borrowers' counsel, in form and substance satisfactory to Lender.

      Upon satisfaction of all of the foregoing conditions and notification by John Piccione of Borrowers that Borrowers are prepared to close the acquisition of the New Assets, Lender shall, and is hereby directed to disburse the Additional Term Loan by wire transfer to NationsBank, Dallas, Texas, ABA No. 111000012 for deposit to the account of Republic Services, Inc., Account Number 3751040219.

      3. Effective as of the date hereof, the Agreement is hereby modified in the following respects:

            (a) The "Maximum Revolving Loan Amount" as defined in Section 2.1 of the Agreement is defined as and shall hereafter mean the lesser of (i) 85% of the aggregate (for both Borrowers combined) outstanding amount of Eligible Accounts; or (ii) $1,079,000.00.

            (b) Borrowers shall cause to be prepared and delivered to Lender an updated appraisal of all of the Equipment, including the New Assets, in form and substance satisfactory to Leader, within thirty (30) days after the date of this Amendment and, thereafter, annually, on or before August 15 of each year. Upon receipt and approval of the initial appraisal by Lender, the definition of "Eligible Accounts" as provided in Section 2.1 of the Agreement shall be modified to read as follows:

            (6) Accounts with respect to which the account debtor is the United States of America, unless the affected Borrower has, with respect to such account, complied with the Federal Assignment of Claims Act of 1940 as amended (31 U.S.C. Section 3727 et seq.), or any state, any municipality, or any department, agency or instrumentality thereof, in the aggregate in excess of (x) eighty percent (80%) of the forced liquidation value of the Equipment, excluding Borrowers' office furniture, fixtures and equipment, as based upon the appraised value thereof from time to time, less (y) the outstanding principal balance of the Equipment Term Loan and the Additional Term Loan as of September 1 of each year hereof.

            (c) In addition to the financial statements and other reports listed on the Reporting Addendum attached to the Agreement, Borrowers shall hereafter deliver to Lender a certification each month, in the form attached hereto as Exhibit A, detailing the receivables from abatement contracts with the federal government, any state, any municipality or any department, agency or instrumentality thereof.

      4. If there is any conflict or inconsistency between the provisions of this Amendment and the provisions of the Notes, the Mortgages or the other Loan Documents, the provisions of this Agreement shall control.

      5. (a) Borrowers hereby represent and warrant to, and covenant with Lender that:

      (i) Borrowers are the owners of the Collateral, free and clear of all claims, liens, interests, charges and encumbrances except those evidenced by the Loan Documents;

      (ii) At the date hereof, the "Loan Documents" (as such term is herein defined) are in full force and effect, and Borrowers are not in default in the payment of any sums, charges or obligations under the Loan Documents or in the payment or performance of any covenants, agreements or conditions of Borrowers contained in the Loan Documents, except for the covenant with respect to capital expenditure limits set forth in Section 6.2 of the Agreement, as previously disclosed to Lender;

      (iii) At the date hereof, Borrowers have no right or claim of set-off, discount deduction, defense or counterclaim which could be asserted in any action brought to enforce the Loan Documents;

      (iv) At the date hereof, the Guaranties are in full force and effect and neither Borrowers nor the Guarantors have any right or claim of set-off, discount, deduction, defense or counterclaim which could be asserted in any action brought to enforce the Guaranties or any of them;

      (v) Lender is not in default in the performance or observance of any of its covenants, agreements and obligations under the Loan Documents;

      (vi) There are no actions, suits or proceedings (including, without limitation, proceedings before any court, arbitrator or governmental authority or agency) pending or threatened against Borrowers or Guarantors (or to the knowledge of Borrowers or Guarantors, any basis for any such action, suit or proceeding), which if adversely determined, might individually, or in the aggregate, materially adversely:

            (1) impair the ability of Borrowers or Guarantors to pay or perform their respective obligations under the Loan Documents and the Guaranties; or

            (2) affect the Collateral or the use, manner of use, or operation thereof;

      (vii) There is no presently known fact which affects, or may affect in the future (so far as Borrowers or Guarantors can foresee), materially and adversely the condition (financial or other) of Borrowers or Guarantors, the operation, use or manner of use of the Collateral or the ability of Borrowers or Guarantors to pay or perform their respective obligations under the Loan Documents and the Guaranties; and

      (viii) Neither the Low Documents, the Guaranties nor any other document or written materials delivered or made, and no other communication made, to Lender or any employee or agent of Lender contains any untrue statement of a material fact or fails to state a material fact necessary in order to make any statement contained therein not misleading in light of the circumstances in which such statement was made.

      (b) The representations, warranties and covenants of Borrowers and Guarantors made in subparagraph 5(a) hereof are, as of the date hereof and shall be, at all times, true and correct in all material respects, and are and shall be of continuing force and effect until all indebtedness and obligations of Borrowers under the Loan Documents have been fully and finally paid and performed.

      6. (a) All of the terms, covenants, agreements, conditions, representations, warranties and provisions contained in each of the Loan Documents are adopted and incorporated into all of the other Loan Documents to the same full extent and with the same binding force and effect as if all of the terms, covenants, agreements, conditions, representations, warranties and provisions of each of the Loan Documents were stated in full in all of the other Loan Documents, it being the intent that each of the Loan Documents complements and supplements the others to the fullest extent necessary or required to protect, preserve and confirm all the rights. benefits, privileges, powers and remedies of Lender and under the Loan Documents.

      (b) Any breach or violation by Borrowers or Guarantors of any of the covenants, agreements, conditions, representations and warranties of Borrowers or Guarantors, respectively, under this Amendment shall constitute and be a default under the Agreement and the Loan Documents and shall entitle Lender, at the election of Lender, to exercise any and all rights, powers and remedies available to Lender under the Loan Documents and the Guaranties.

      (c) Except as herein expressly modified, all of the Loan Documents and the terms and provisions thereof are hereby reaffirmed and ratified and remain in full force and effect, and unchanged, in all respects.

      7. Guarantors, as guarantors under the Guaranties, hereby acknowledge and consent to the modifications of the Loan Documents as herein provided and, in consideration of such modifications, hereby agree that:

      (a) The modifications to the Loan Documents as herein provided do not and shall not in any way limit, prejudice or impair the obligations of Guarantors, as guarantors, under the Guaranties, or the rights, powers, privileges, benefits and remedies of Lender under the Guaranties;

      (b) The Guaranties and all of the provisions thereof are hereby reaffirmed and ratified and remain in full force and effect;

      (c) The Guaranties, when made, constituted and, at the date hereof, continue to constitute a valid and binding obligation of Guarantors, as guarantors, to pay unconditionally and absolutely the entire amount of the Loans evidenced by the Agreement and the Notes, which obligation is enforceable in accordance with the terms and conditions of the Agreement and the Notes; and

      (d) Guarantors hereby waive all errors and imperfections, if any, in the Guaranties and all defenses, if any, on account thereof in case of any subsequent action to enforce the Guaranties.

      8. Lender hereby represents to Borrowers and Guarantors; that Lender is, at the date hereof, the absolute and exclusive owner of the Agreement and the Notes and, as such, has full power and authority to enter into, and is bound by, this Amendment.

      9. Notwithstanding any prior act of Lender or any procedure established by Lender with regard to the loans evidenced by the Agreement and the Notes and secured by the Loan Documents, Borrowers and Guarantors each acknowledge and agree that Lender has not heretofore waived any of its rights or remedies under the Notes and the Loan Documents nor has Lender waived any of the duties or obligations of Borrowers and Guarantors thereunder. No waiver by Lender of any covenant or condition under the Notes or the Loan Documents shall be deemed a waiver of any subsequent breach of the same or any other covenant or condition. No covenant, term or condition of the Notes or the Loan Documents shall be deemed waived by Lender unless waived in writing.

      10. (a) Time is of the essence with respect to the payment, performance and observance of each and every covenant, agreement, condition, representation, warranty and obligation of Borrowers under the Loan Documents and of Guarantors under the Guaranties.

      (b) None of the covenants, terms or conditions of this Amendment shall in any manner be altered, waived, modified, changed or abandoned, except by written instrument, duly signed and delivered by all the parties hereto.

      (c) This Amendment contains the whole agreement between the patties hereto as to the subject matter hereof and there am no other terms, obligations, covenants, representations, warranties, statements or conditions, oral or otherwise, of any kind.

      (d) This Amendment shall extend to, be obligatory upon and inure to the benefit of the respective successors and assigns of Borrowers, Lender and Guarantors.

      (e) The recitals to this Agreement are hereby incorporated into and made a part of this Amendment, and shall constitute covenants, representations and warranties of Borrowers and Guarantors which shall be binding upon and enforceable against Borrowers and Guarantors respectively.

      (f) This Agreement has been executed by Borrowers and Guarantors in the State of Illinois and, together with all of the Loan Documents, shall be construed and enforced in accordance with the laws of the State of Illinois.

      (g) This Agreement may be executed in counterparts and any set of counterparts containing the original signatures of all parties shall constitute an original for all purposes.

      IN WITNESS WHEREOF, the Lender, Borrowers and Guarantors have caused this First Amendment to Loan and Security Agreement to be executed and delivered the day and year first above written.


                                          GREENMAN TECHNOLOGIES OF MINNESOTA,
                                          INC., a Minnesota corporation


                                          By: /s/ Robert H. Davis
                                              -------------------------------
                                              Its: Executive Vice President
                                                   --------------------------


                                          GREENMAN TECHNOLOGIES OF GEORGIA,
                                          INC., a Georgia corporation


                                          By: /s/ Robert H. Davis
                                              -------------------------------
                                              Its: Executive Vice President
                                                   --------------------------


                                          GREENMAN TECHNOLOGIES, INC., a
                                          Delaware corporation


                                          By: /s/ Robert H. Davis
                                              -------------------------------
                                              Its: President/CEO
                                                   --------------------------


                                          GREENMAN ACQUISITION CORP., a
                                          Delaware corporation


                                          By: /s/ Robert H. Davis
                                              -------------------------------
                                              Its:
                                                   --------------------------


                                          /s/ Robert H. Davis
                                          ------------------------------
                                          ROBERT DAVIS


                                          /s/ Maurice Needham
                                          ------------------------------
                                          MAURICE NEEDHAM


                                          /s/ Joseph E. Levangie
                                          ------------------------------
                                          JOSEPH LEVANGIE


                                          HELLER FINANCIAL, INC., a Delaware
                                          corporation


                                          By: /s/ Michael L. DuBois
                                              -------------------------------
                                              Its: Vice President
                                                   --------------------------

                                    EXHIBIT A

                          RECEIVABLES CERTIFICATE FORM

                              MONTHLY CERTIFICATION
                    GREENMAN TECHNOLOGIES OF MINNESOTA, INC.
                     GREENMAN TECHNOLOGIES OF GEORGIA, INC.

Appraisal Date GA:   Lawrenceville (6/29/98), Jackson (___________)

Appraisal Date MN:   Savage (_____________)

Appraiser Name:      MB Valuation Service

Forced Liquidation Value GA (net of Lawrenceville):   $
Forced Liquidation Value GA - Lawrenceville           $1,148,613.00
Forced Liquidation Value MN:                          $
                                                      -------------
(1)   Total Forced Liquidation Value:                             $

Less:
      Office Equipment Furniture, Fixtures,
      Computers, Telephones, etc.
                  Lawrenceville, GA                   $6,293.00
                  Jackson, GA                         $
                  Savage, MN                          $

(2)
                                                                      <             >
                                                                       -------------

(3)   Net M&E (1-2)                                                   $

(4)   Item #3 multiplied by advance rate of 80%                       $

Less:
Loan Balances
GTI 02 Sept 1, 1998                                   $1,151,996.96
GTI 04 Sept 1, 1998                                   $   39,599.96
GTI 12 Sept 1, 1998                                   $  558,003.02
GTI 14 Sept 1, 1998                                   $   61,200.08
GTI 15 Sept 4, 1999                                   $  850,000.00
-------------------                                   -------------
(5)   Total Loans                                                     $<2,660,800.02>

(6) Net Suppressed. Item #4 less Item #5.                             $
                                                                      ===============


                                        9